EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements
File No. 33-36872 and No. 333-35225.





ARTHUR ANDERSEN LLP

Houston, Texas
June 24, 1999